Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Net Income from Continuing Operations	$ 322	$ 2,389
Other Comprehensive Income:
Unrealized gains on investment securities available for sale	4	12
Income tax effect	(1)	(2)
Net other comprehensive income	3	10
Total Comprehensive Income	325	2,399
Comprehensive Income from Discontinued Operations	0	406
Comprehensive Income Attributable to Quaint Oak Bancorp, Inc.	$ 325	$ 2,805